Exhibit 99.1

Nuo Therapeutics Announces Corporate Update Conference Call

Conference Call Scheduled for Tuesday, January 22, 2019 at 10 AM ET

Gaithersburg, MD – January 15, 2019 – Nuo Therapeutics, Inc. (OTCQB: AURX) (“Nuo” or the “Company”), today announced plans to conduct a conference call to provide a corporate update and respond to questions, particularly with respect to steps it is taking as a result of its discussions with representatives of the Coverage and Analysis Group (CAG) of the Centers for Medicare & Medicaid Services . Among other things, the discussions have centered around the feasibility of re-opening the national coverage determination (NCD) for blood-derived products for chronic non-healing wounds.

As the Company disclosed previously, in the absence of a viable path forward for Aurix as an accessible product option for physicians treating Medicare beneficiaries with chronic wounds, the Company will likely proceed to cease operations and its Coverage with Evidence Development (CED) effort would be officially terminated.

The conference call details can be found directly below.

Conference Call and Webcast:

Tuesday, January 22, 2019 @ 10:00 AM Eastern/7:00 AM Pacific

Domestic: 877-451-6152

International: 201-389-0879

Replay – Available through February 5, 2019

Domestic: 844-512-2921

International: 412-317-6671

Passcode: 13686490

About Nuo Therapeutics

Nuo Therapeutics, Inc. is a biomedical company offering biodynamic therapies for chronic wound care. The Company's Aurix System is a biodynamic hematogel that harnesses a patient's innate regenerative abilities for the management of a variety of wounds. For additional information, please visit www.nuot.com or www.aurixsystem.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are inherently subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements, and may contain the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “the facts suggest,” “will be,” “will continue,” “will likely result” or, in each case, their negative, or words or expressions of similar meaning.

These statements reflect the Company’s current view of future events and are subject to certain risks and uncertainties, which include, among others, the following:

●	the Company’s ability to receive any commitment from CAG to reopen the NCD for Aurix in time to prevent the Company from ceasing its operations;
●

significant uncertainty surrounding an agreed path forward for Aurix as an accessible product option for physicians treating Medicare beneficiaries with chronic wounds – in the absence of such a path, the Company will likely have to cease operations;

●

the possibility that a more comprehensive and definitive analysis of the wound healing data to be included in the draft publication expected to be submitted to CAG could come to materially different conclusions than the results of the Company’s limited and preliminary analysis;

●

the continuing rapid depletion of the Company’s cash resources, the Company’s need for immediate and substantial additional financing (without which it faces liquidation) and its ability to obtain that financing, including in light of its outstanding convertible notes, Series A preferred stock and the low share price and significant volatility with respect to its common stock - if the Company were required to liquidate today, the holders of its common stock would not receive any consideration for their common stock;

●	the fact that the Company has no significant assets left to monetize other than the Aurix System itself; as well as other risks and uncertainties referenced in the Company’s SEC filings.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results could differ materially from those anticipated in these forward-looking statements, and the Company’s business, results of operations, financial condition and cash flows may be materially and adversely affected. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Except to the extent required by applicable law or rules, the Company undertakes no obligation and does not intend to update, revise or otherwise publicly release any revisions to its forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events.

Contact:

Nuo Therapeutics:

David Jorden

CEO/CFO

(240) 499-2680

djorden@nuot.com

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